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                                                                   EXHIBIT 10.17

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NOTICE OF GRANT OF STOCK OPTIONS                CRITICAL PATH, INC.
AND OPTION AGREEMENT                            ID: 91-1788-300
                                                532 Folsom Street
                                                San Francisco, CA 94105

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PIERRE VAN BENEDEN                              OPTION NUMBER:  003438
532 FOLSOM ST.                                  PLAN:           1998
SAN FRANCISCO, CA USA 94105                     ID:

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Effective 11/09/2001, you have been granted a(n) Non-Qualified Stock Option to buy 500,000 shares of Critical Path, Inc. (the Company) stock at $1.1300 per share.

The total option price of the shares granted is $565,000.00.

Shares in each period will become fully vested on the date shown.

                Shares       Vest Type       Full Vest       Expiration
                ------       ---------       ---------       ----------

               500,000       Monthly        11/09/2004       11/09/2011

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan, as amended and in effect, and the Option Agreement applicable to such Plan, each of which is attached and made a part of this document. This option grant may also be governed by the terms and conditions of any written agreement between you and the Company.

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/s/ David Hayden
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Critical Path, Inc.                             Date

/s/ Pierre Van Beneden
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PIERRE VAN BENEDEN                              Date